Exhibit 10.02

                               SECURITY AGREEMENT


1.       Identification.
         --------------

         This Security Agreement (the "Agreement"), dated for identification purposes only October 17, 2001, is entered into by and between Versacom International, Inc., a Utah corporation (the "Issuer"), John Kaiser, Fred Schwartz (the "Shareholders") and Laurus Master Fund, Ltd. (the "Investor").

2.       Recitals.
         --------

     2.1 The Investor has made an investment in the Issuer (the "Investment").

     2.2 The Investment is evidenced by a certain Convertible Note in the principal amount of $300,000 ("Note") and executed by the Issuer as the "Borrower" thereof, for the benefit of the Investor as the "Holder" thereof.

     2.3 In order to induce the Investor to make the Investment, and as security for the Issuer's performance of its obligations under the Note pursuant to a Securities Purchase Agreement entered into between the Issuer and the signatories thereto relating to the Note (the "Purchase Agreement"), or pursuant to other written instruments and agreements entered into by the Issuer and the Investor, whether before or after the date hereof, and further specifically including all of the Issuer's obligations arising under the Note and the Purchase Agreement relating thereto (collectively, the "Obligations"), the Shareholders for good and valuable consideration, receipt of which is acknowledged, have agreed to grant to the Investor, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth. Such Investments are specifically made with recourse as to the Issuer.

     Defined Terms. The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.       Grant of General Security Interest in Collateral.
         ------------------------------------------------

     3.1 As security for the Obligations, the Shareholders hereby grant the Investor a security interest in the Collateral.

     3.2  "Collateral"   shall  mean  all  of  the  following  property  of  the
Shareholders: the common stock of the Issuer as set forth on Schedule A hereto, together with medallion signature guaranteed stock powers ("Security Shares"). Such additional Collateral shall include, but not be limited to, all the Shareholders right, title and interest in and to the Security Shares, together with the proceeds of any sale, exchange, liquidation or other disposition, whether voluntary or involuntary, and including but not limited to any securities, Instruments, and all benefits and entitlements evidenced by or arising out of the Security Shares and all other securities, Instruments and other property (whether real or personal, tangible or intangible) issued or accepted in substitution for, or in addition to, the foregoing, and all dividends, interest, cash, instruments, distributions, income, securities and any other property (whether real or personal, tangible or intangible) at any time received, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, whether now owned or hereafter acquired, and any and all improvements, additions, replacements, substitutions and any and all Proceeds arising out of or derived from the foregoing.

     3.3 The Investor is hereby specifically authorized to transfer any Collateral into the name of the Investor and to take any and all action deemed advisable to the Investor to remove any transfer restrictions affecting the Collateral.

4.       Perfection of Security Interest.
         -------------------------------

     The Collateral shall be delivered to the Investor. The Investor shall have a perfected security interest in the Collateral.

5.       Distribution on Liquidation.
         ---------------------------

     5.1 If any sum is paid as a liquidating distribution on or with respect to the Collateral, the Shareholders shall accept same in trust for the Investor and shall deliver same to the Investor to be applied to the Obligations then due, in accordance with the terms of the Note.

     5.2 Prior to any Event of Default (as defined herein), the Shareholders shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Investor and does not impair the Collateral.

6.       Further Action By the Issuer; Covenants and Warranties.
         ------------------------------------------------------

     6.1 The Investor at all times shall have a perfected security interest in the Collateral which shall be prior to any other unperfected interest therein. Subject to the security interest described herein, the Shareholders have and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. The Investor's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of the Investor. The Shareholders will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by the Investor to establish, maintain and continue the perfected security interest of the Investor in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by the Investor from time to time to establish and determine the validity and the continuing priority of the security interest of the Investor, and also pay all other claims and charges that in the opinion of the Investor might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

     6.2 The Shareholders will not sell, transfer, assign or pledge those items of Collateral and the Issuer and the Shareholders will not allow any such items to be sold, transferred, assigned or pledged, without the prior written consent of the Investor. Although Proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that the Investor consents to any sale of the Collateral.

     6.3 The Issuer and the Shareholders will, at all reasonable times, allow the Investor or its representatives free and complete access to all of the Issuer's and the Shareholders' records which in any way relate to the Collateral, for such inspection and examination as the Investor deems necessary.

     6.4 The Issuer and the Shareholders, at their sole cost and expense, will protect and defend this Security Agreement, all of the rights of the Investor hereunder, and the Collateral against the claims and demands of all other parties.

     6.5 The Issuer and the Shareholders will promptly notify the Investor of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the rights of the Investor under this Security Agreement.

     6.6 The Investor may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by the Issuer, and all amounts expended by the Investor in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by the Issuer and the Shareholders to the Investor upon demand and shall bear interest at 18% per annum from the dates of such expenditures until paid.

     6.7 Upon the request of the Investor,  the Issuer will furnish  within five
(5) days thereafter to the Investor, or to any proposed assignee of this Security Agreement, a written statement in form satisfactory to the Investor, duly acknowledged, certifying the amount of the principal and interest then owing under the Obligations, whether any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of the Issuer securing the Obligations. In connection with any assignment by the Investor of this Security Agreement, the Shareholders hereby agree to cause the insurance policies required hereby to be carried by the Shareholders, if any, to be endorsed in form satisfactory to the Investor or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to the Investor within ten (10) calendar days after request therefore by the Investor.

     6.8 The Issuer and the Shareholders will, at the Issuer's expense, make, execute, endorse, acknowledge, file and/or deliver to the Investor from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Investor may reasonable require.

     6.9 The Shareholders, each as to himself, represents and warrants that he is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances and acquired the Security Shares for purposes of calculating the holding period for purposes of Rule 144 under the Securities Act of 1933 ("Rule 144") on the dates set forth on Schedule A. The Shareholders make the foregoing representation to the Investor and any transfer agent of the Issuer's common stock as if originally made to such transfer agent.

     6.10 The Shareholders hereby agree not to divest themselves of any right under the Collateral absent prior written approval of the Investor.

     6.11 The Issuer and the Shareholders will cooperate and provide such certificate, resolutions, representations, legal opinions and all other matters necessary to facilitate a transfer or sale of any part of the Collateral pursuant to Rule 144. The Issuer and the Shareholders are unaware of any impediment to the resale of the security by the Investor pursuant to Rule 144. The Issuer and the Shareholders will take no action that would impede or limit the Investor's ability to resell all the Security Shares pursuant to Rule 144. For so long as any Security Shares are subject to this Security Agreement, the Shareholders will not sell any security of the Issuer which sale would be aggregated with sales by the Investor pursuant to Rule 144. The Issuer shall issue written instructions to its transfer agent to comply with the foregoing sentence. The Issuer will not permit the transfer of any security of the Issuer if such transfer would aggregate for purposes of Rule 144 with sales of the Security Shares by the Investor or any sales of the Security Shares. The Shareholders represent and warrant that they have not sold any security of the Issuer during the thirty (30) days prior to the date of this Agreement.

7.       Power of Attorney.
         -----------------

     The Shareholders hereby irrevocably constitute and appoint the Investor as the true and lawful attorney of the Issuer and the Shareholders, with full power of substitution, in the place and stead of the Issuer and the Shareholders and in the name of the Issuer and the Shareholders or otherwise, at any time or times, in the discretion of the Investor, to take any action and to execute any instrument or document which the Investor may deem necessary or advisable to accomplish the purposes of this Agreement which the Issuer or the Shareholders fail to take or fail to execute within five (5) business days of the Investor's reasonable request therefor. This power of attorney is coupled with an interest, is irrevocable and shall not be affected by any subsequent disability or incapacity of the Issuer or the Shareholders.

8.       Performance By The Investor.
         ---------------------------

     If the Issuer or the Shareholders fail to perform any material covenant, agreement, duty or obligation of the Issuer or the Shareholders under this Agreement, the Investor may, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Investor incurred in connection with the foregoing authorization shall be payable by the Issuer and the Shareholders as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Investor under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Investor with respect thereto, such rights, remedies and powers being solely for the protection of the Investor.

9.       Event of Default.
         ----------------

     An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined in the Note or Purchase Agreement. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Investor, for the benefit of the Investor, and the Investor may dispose of Collateral as provided below. A default by the Issuer or the Shareholders of any of their obligations pursuant to this Agreement including but not limited to the obligations set forth in Section 6 of this Agreement, or a misrepresentation by the Issuer or the Shareholders of a material fact stated herein, shall be deemed an Event of Default hereunder and an event of default as defined in the Obligations.

10.      Disposition of Collateral.
         -------------------------

     10.1 Upon and after any Event of Default which is then continuing,

                  (a) The Investor may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations or any other component of the Collateral. In addition to other rights and remedies provided for herein or otherwise available to it, the Investor shall have all of the rights and remedies of a Investor on default under the Uniform Commercial Code then in effect in the State of New York.

                  (b) If any notice to the Shareholders of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to the Shareholders of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

                  (c) The Investor is authorized, at any such sale, if the Investor deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Investor deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

                  (d) If within five (5) days' notice to the Issuer's counsel, such counsel does not provide the required documents to the Issuer's transfer agent necessary to effect the transfer of Collateral to the Investor, the Investor is authorized to appoint, on behalf of the Issuer and at the Issuer's expense, special counsel to render any such required opinions and to prepare any other necessary documents.

                  (e) All cash proceeds received by the Investor in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Investor pursuant to Paragraph 12.1 hereof) against the Obligations. Upon payment in full of all Obligations, the Shareholders shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Investor incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Investor to the Shareholders shall be without representation or warranty of any nature whatsoever and wholly without recourse. The Investor may purchase the Collateral and pay for such purchase by offsetting any sums owed to such Investor by the Issuer or the Shareholders arising under the Obligations or any other source.

                  (f) No exercise by the Investor of any right hereby given it, no dealing by the Investor with the Issuer, the Shareholders or any other person, and no change, impairment or suspension of any right or remedy of the Investor shall in any way affect any of the obligations of the Issuer or the Shareholders hereunder or any Collateral furnished by the Shareholders or give the Issuer or the Shareholders any recourse against the Investor.

10.2 The Security Shares shall be released to the Shareholders upon the sooner of (i) complete satisfaction of the Obligations, or (ii) the timely compliance by the Issuer of its registration obligations set forth in Section 9.1(d) of the Purchase Agreement. Notwithstanding anything contained in this Security Agreement, or in the Purchase Agreement to the contrary, the Security Shares that have not been released pursuant to this Security Agreement shall be released and returned promptly to the Shareholders upon the effectiveness of the SB-2 registration statement required to be filed by the Issuer pursuant to
Section 9.1(d) of the Purchase Agreement, provided that no Event of Default has occurred, otherwise the Security Shares shall remain subject to this Agreement until the complete satisfaction of the Obligations.

     10.3 The Shareholders collectively may substitute with the Investor prior to the occurrence of an Event of Default a sum of money equal to the greater of
(i) the Mandatory Payment as defined in Section 8.2 of the Purchase Agreement, or (ii) all sums due, payable or accruing on the Obligations through the Maturity Date of the Note as substitute Collateral and receive the Security Shares in lieu thereof. Said sum of money will be held as Collateral pursuant to this Security Agreement, and shall be deposited in an interest bearing account for the benefit of the Shareholders provided each of the Shareholders provide to the Investor a taxpayer identification number and other documents reasonably requested by the Investor.

11. Waiver of Automatic Stay. The Issuer and the Shareholders acknowledge and agree that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Issuer or the Shareholders, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Investor should be entitled to, among other relief to which the Investor may be entitled under the Note, Security Agreement, Purchase Agreement and any other agreement to which the Issuer, the Shareholders, or the Investor are parties, (collectively "Investment Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Investor to exercise all of its rights and remedies pursuant to the Investment Documents and/or applicable law. THE ISSUER AND THE SHAREHOLDERS EXPRESSLY WAIVE THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE ISSUER AND THE SHAREHOLDERS EXPRESSLY ACKNOWLEDGE AND AGREE THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE INVESTOR TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE INVESTMENT DOCUMENTS AND/OR APPLICABLE LAW. The Issuer and the Shareholders hereby consent to any motion for relief from stay which may be filed by the Investor in any bankruptcy or insolvency proceeding initiated by or against the Issuer and the Shareholders, and further agree not to file any opposition to any motion for relief from stay filed by the Investor. The Issuer and the Shareholders represent, acknowledge and agree that this provision is a specific and material aspect of this Agreement, and that the Investor would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. The Issuer and the Shareholders further represent, acknowledge and agree that this waiver is knowingly, intelligently and voluntarily made, that neither the Investor nor any person acting on behalf of the Investor has made any representations to induce this waiver, that the Issuer and the Shareholders have been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by the Issuer and the Shareholders and that the Issuer and the Shareholders have had the opportunity to discuss this waiver with counsel. The Issuer and the Shareholders further agree that any bankruptcy or insolvency proceeding initiated by the Issuer or the Shareholders will only be brought in courts within the geographic boundaries of New York State.

12.      Miscellaneous.
         -------------

     12.1 Expenses. The Issuer and the Shareholders shall severally pay to the Investor, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Investor may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Investor hereunder or with respect to any or all of the Obligations; or (c) failure by the Issuer or the Shareholders to perform and observe any agreements of the Issuer or the Shareholders contained herein which are performed by the Investor.

     12.2 Waivers, Amendment and Remedies. No course of dealing by the Investor and no failure by the Investor to exercise, or delay by the Investor in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Investor. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by the Issuer or the Shareholders therefrom, shall, in any event, be effective unless contained in a writing signed by the Investor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Investor, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Investor from time to time in such order as the Investor may elect.

     12.3 Notices. Any notice or other communications under the provisions of this Agreement shall be given in writing and delivered to the recipient in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmission, or by registered or certified mail, return receipt requested, directed to its address set forth below (or to any new address of which a party hereto shall have informed the other by the giving of notice in the manner provided herein):

                  To the Issuer:        Versacom International, Inc.
                                        1515 North Federal Highway
                                        Boca Raton, Florida 33432
                                        Fax:  (561) 362 - 6022

                  And for Informational
                  Purposes only, a copy to:
                                        Sichenzia, Ross, Friedman & Ference LLP
                                        135 West 50th Street, 20th Floor
                                        New York, NY 10020
                                        Attn: Greg Sichenzia, Esq.
                                        Fax:  (212) 664-7329



                  To the Shareholder:   c/o Versacom International, Inc.
                                        1515 North Federal Highway
                                        Boca Raton, Florida 33432
                                        Fax:  (561) 362 - 6022


                  To the Investor:      LAURUS MASTER FUND, LTD.
                                        A Cayman Island corporation
                                        c/o Onshore Corporate Services Ltd.
                                        P.O. Box 1234 G.T.
                                        Queensgate House, South Church Street
                                        Grand Cayman, Cayman Islands
                                        Fax: 345-949-9877

                  And for Informational
                  Purposes Only,
                  copy to:              Daniel M. Laifer, Esq.
                                        135 West 50th Street, Suite 1700
                                        New York, New York 10020
                                        Fax: (212) 541-4434

Any party may change its address by written notice in accordance with this paragraph.

     12.4 Term: Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon the Issuer and the Shareholders, and their successors and assigns; and (c) inure to the benefit of the Investor, for the benefit of the Investor and their respective heirs, legal representatives, successors in title and permitted assigns.

     12.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

     12.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of

Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Issuer and the Shareholders with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Issuer and the Shareholders hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Issuer and the Shareholders hereby irrevocably waive any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

     12.7 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

                                                    "THE ISSUER"
                                                    VERSACOM INTERNATIONAL, INC.
                                                    a Utah corporation

                                                     By: _______________________
                                                     Its: ______________________

                                                     "THE SHAREHOLDERS"

                                                     ---------------------------
                                                     John Kaiser

                                                     ---------------------------
                                                     Fred Schwartz


                                                     "THE INVESTOR"

                                                     LAURUS MASTER FUND, LTD.

                                                     By: _______________________
                                                     Name:
                                                     Title:

     This Security Agreement may be executed by facsimile signature and delivered by confirmed facsimile transmission.


                        SCHEDULE A TO SECURITY AGREEMENT

--------------------------------------------- ---------------------------------- -------------------- --------------------
DEPOSITOR                                     DEPOSITED SECURITY SHARES          STOCK CERTIFICATE    ACQUISITION DATE *
                                                                                 NUMBERS
--------------------------------------------- ---------------------------------- -------------------- --------------------
John Kaiser                                   1,368,000                          1746
--------------------------------------------- ---------------------------------- -------------------- --------------------
Fred Schwartz                                 774,000                            1643
--------------------------------------------- ---------------------------------- -------------------- --------------------

--------------------------------------------- ---------------------------------- -------------------- --------------------

--------------------------------------------- ---------------------------------- -------------------- --------------------

* Each of the deposited Security Shares was initially issued on the Acquisition Date and fully paid for as of the Acquisition Date.